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                                                                   Exhibit 10.20



                                    AMENDMENT No. 1 dated as of June 18, 2003,
                           to the Credit Agreement dated as of February 14, 2003 (the "Credit Agreement"), among FISHER SCIENTIFIC INTERNATIONAL INC. (the "Company"), FISHER SCIENTIFIC COMPANY L.L.C. (the "Initial Borrower"), the Lenders party thereto and JPMORGAN CHASE BANK, as administrative agent (the "Administrative Agent").


         A. The Lenders have extended credit to the Company, and have agreed to extend credit to the Company, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

         B. The Company has requested that certain financial covenants and other provisions contained in the Credit Agreement be amended as set forth herein.

         C. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

         (a) adding the following defined term immediately after the definition of "Security Documents", to read in its entirety as follows:

         "Senior Bridge Debt" means Indebtedness of the Company in respect of senior unsecured bridge loans or notes in respect thereof; provided that (a) such loans or notes mature later than, and there are not any scheduled principal payments in respect thereof due



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prior to, the date that is six months after the last scheduled maturity date of the Loans (other than Incremental Term Loans) and scheduled termination date of the Commitments hereunder outstanding or in effect when such loans are made or such notes are issued (it being understood that if the terms of such loans or notes provide for an initial maturity upon which there is any mandatory extension or exchange for longer term debt securities, then such loans or notes shall not be deemed to mature prior to the final maturity date after giving effect to the mandatory extension or the final maturity of any securities so issued in exchange) and (b) the other terms and conditions of such loans or notes (or any such debt securities issued in exchange therefor) are customary for bridge loan facilities intended to be refinanced with debt issued in the capital markets, and in any event are no more restrictive than those applicable to the Loans under this Agreement (except that the pricing terms thereof may be different then those applicable to the Loans under this Agreement).

         (b) deleting in its entirety the definition of the term "Senior Debt" and substituting the following therefor:

         "Senior Debt" means (a) Indebtedness in respect of senior unsecured debt securities; provided that, (i) such securities are issued by the Company in the capital markets pursuant to an offering that is either registered under the Securities Act of 1933 or made to one or more initial purchasers for distribution pursuant to Rule 144A and/or Regulation S and/or Regulation D thereunder, (ii) such securities mature later than, and there are not any scheduled principal payments in respect thereof due prior to, the date that is six months after the last scheduled maturity date of the Loans (other than Incremental Term Loans) and scheduled termination date of the Commitments hereunder outstanding or in effect when such securities are issued, and (iii) the other terms and conditions of such securities and related documentation are, in all material respects, customary for those of similar debt securities issued in capital markets offerings by issuers of comparable creditworthiness and (b) Indebtedness in respect of Senior Bridge Debt. Senior Debt also shall include any



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Indebtedness of a Subsidiary in respect of its Guarantee of any Indebtedness described in the preceding sentence; provided that a Subsidiary shall not Guarantee such Indebtedness unless such Subsidiary is a Subsidiary Guarantor.

         SECTION 2. Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         SECTION 6.13. Total Leverage Ratio. The Company will not permit the Total Leverage Ratio as of the last day of any fiscal quarter ending during any period set forth below to exceed the ratio set forth below opposite such period:

         Period                                                Ratio
         ------                                                -----
         March 31, 2003 through and including June 30,         4.75 to 1.00
         2003
         July 1, 2003 through and including December 31,       4.25 to 1.00
         2003
         January 1, 2004 through and including                 4.00 to 1.00
         December 31, 2004
         January 1, 2005 through and including                 3.75 to 1.00
         December 31, 2005
         thereafter                                            3.50 to 1.00


         SECTION 3. Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         SECTION 6.14. Senior Leverage Ratio. The Company will not permit the Senior Leverage Ratio as of the last day of any fiscal quarter ending during any period set forth below to exceed the ratio set forth below opposite such period:



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         Period                                              Ratio
         ------                                              -----
         March 31, 2003 through and including June 30,       3.75 to 1.00
         2003
         July 1, 2003 through and including December 31,     3.50 to 1.00
         2003
         January 1, 2004 through and including               3.25 to 1.00
         December 31, 2004
         thereafter                                          3.00 to 1.00


         SECTION 4. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Company agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on June 18, 2003, an amendment fee (the "Amendment Fee") in an amount equal to 0.125% of the sum of such Lender's (a) Revolving Commitment and (b) outstanding Term Loans; provided that such Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 6.

         SECTION 5. Representations and Warranties. The Company represents and warrants to the Administrative Agent and to each of the Lenders that:

         (a) This Amendment has been duly authorized, executed and delivered by the Company and the Initial Borrower and constitutes a legal, valid and binding obligation of the Company and the Initial Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (b) The representations and warranties of the Company and the Initial Borrower set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an



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earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

         (c) Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

         SECTION 6. Conditions to Effectiveness. This Amendment shall become effective when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Company and the Initial Borrower, (ii) the Required Lenders and (iii) Lenders representing the majority of the Revolving Commitments and (b) the Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed by the Company under or in connection with this Amendment and the Credit Agreement, in each case to the extent such fees are due, or such expenses have been invoiced, on or prior to the date that the condition in clause (a) above is satisfied.

         SECTION 7. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Amendment shall be a Loan Document for all purposes.

         SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

         SECTION 10. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.


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         SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                 [The remainder of this page has been left blank
                                intentionally.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers written above.



                                            FISHER SCIENTIFIC
                                            INTERNATIONAL INC.,

                                            by
                                            ---------------------------------
                                            Name:
                                            Title:


                                            FISHER SCIENTIFIC COMPANY
                                            L.L.C.,

                                            by
                                            ---------------------------------
                                            Name:
                                            Title:


                                            JPMORGAN CHASE BANK,
                                            individually and as
                                            Administrative Agent,

                                            by

                                            ---------------------------------
                                            Name:
                                            Title:



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                                    SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS
                                    OF JUNE 18, 2003, TO THE CREDIT AGREEMENT,
                                    DATED AS OF FEBRUARY 14, 2003, AMONG FISHER
                                    SCIENTIFIC INTERNATIONAL INC., FISHER
                                    SCIENTIFIC COMPANY L.L.C., THE LENDERS PARTY
                                    THERETO AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENT.




                                    Name of Institution:



                                    by

                                    ------------------------------------
                                    Name:
                                    Title:






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